                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 8, 1999
                                                --------------------

                         AK STEEL HOLDING CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                File No. 1-13696              31-1401455
    ---------------         ------------------------      -----------------
    (State or other         (Commission file number)        (IRS employer
    jurisdiction of                                         identification
     incorporation)                                         number)



         703 Curtis Street, Middletown, Ohio              45043
      ----------------------------------------        -------------
      (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code: 513-425-5000
                                                    ------------


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

     Filed herewith is a copy of a Press Release, dated December 8, 1999, issued by AK Steel Holding Corporation (the "Company")to announce that it has completed its change of control repurchase offers for two series of senior notes, totaling $225 million, originally issued by Armco Inc.

     The principal amount of senior notes tendered under the offers totaled $74 million, thus reducing AK Steel's long-term debt by that amount. Utilizing existing corporate cash, AK Steel purchased the notes at a price of 101% of their principal amount plus accrued interest.



Item 7.   Exhibit.
          -------

          (a) Financial Statements of business acquired:

               Not applicable.

          (b) Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               (1)  Press Release, dated December 8, 1999
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                                  Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AK STEEL HOLDING CORPORATION


                              /s/Brenda S. Harmon
                                 -------------------------
                                 Brenda S. Harmon
                                 Secretary



Dated:  December 8, 1999
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                          AK STEEL HOLDING CORPORATION


                                    FORM 8-K

                                 CURRENT REPORT

                                 Exhibit Index



Exhibit No.    Description                                         Page
----------     -----------                                         ----

   (1)         Press Release, dated December 8, 1999                5